UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 6, 2010 (September 30, 2010)

BLOUNT INTERNATIONAL, INC.

(exact name of registrant as specified in charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-11549 (Commission File Number)	63 0780521 (IRS Employer Identification No.)

4909 SE International Way, Portland, Oregon (Address of principal executive offices)	97222-4679 (Zip Code)

Registrant’s telephone number, including area code: (503) 653-8881

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective September 30, 2010, Robert D. Kennedy resigned his position as a member of the Board of Directors (the “Board”) of Blount International, Inc. (the “Corporation”).  Mr. Kennedy had been a Director since January 2005 and had served as Chairman of the Compensation Committee from March 2010, as a member of that Committee since 2005, as Chairman of the Nominating & Corporate Governance Committee from February 2005 to March 2010 and as a member of that Committee since 2005.  There were no disagreements between Mr. Kennedy and the Corporation.

On behalf of the full Board, Chairman and CEO Josh Collins thanked Mr. Kennedy for his leadership and dedicated service to the Corporation.

The vacancy created by Mr. Kennedy’s resignation will remain open for the time being but the number of Directors constituting a full Board will remain at eight.

Item 7.01                             Regulation FD Disclosure

On October 1, 2010, the Corporation issued a press release announcing that on September 30, 2010 it simultaneously signed a purchase agreement and closed on the sale of all of the stock of its indirect wholly-owned subsidiary, Gear Products, Inc., to Tulsa Winch, Inc., an operating unit of Dover Industrial Products, Inc., for approximately $25 million, subject to certain adjustments.  The Corporation intends to use the proceeds of the sale to reduce debt and pay applicable taxes and transaction fees.  The press release is attached hereto as Exhibit 99.1.

The information reported under Item 7.01 in this report, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01                     Financial Statements and Exhibits

(d)           Exhibits

The following Exhibit is included with this Report:

99.1         Press release of Blount International, Inc., dated October 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOUNT INTERNATIONAL, INC.
(Registrant)

	By:	/s/ Richard H. Irving, III
		Name:	Richard H. Irving, III
		Title:	Senior Vice President, General
Date: October 6, 2010			Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Blount International, Inc., dated October 1, 2010